Exhibit 10.47

Form of Executive Officer Bonus Plan – FY 2008

Assumptions:
Focus	Operating Income weighted 50%, Revenue weighted 50%, 67% of overall bonus opportunity
Payment	Quarterly
Opportunity	100% of Base Salary
Quarterly Minimums	80% of revenue and operating income plan
Board Discretion	This bonus table is for guideline purposes only - actual amounts may vary
Executive	Rob Eberle and Pete Fortune

	Operating Income
% Revenue	Above 80%	Above 90%	100%	Above 100%	Above 110%	Above 120%
80%	20%	25%	35%	45%	55%	65%
85%	25%	30%	45%	55%	65%	75%
90%	30%	35%	55%	65%	75%	85%
95%	35%	45%	65%	75%	85%	90%
100%	40%	55%	75%	85%	90%	95%
105%	45%	65%	85%	90%	95%	100%
110%	50%	75%	90%	95%	100%	100%

In addition to the above table, 33% of overall quarterly bonus opportunity will be earned based on achievement of key management objectives established at the beginning of the fiscal year.

The Board may in its discretion award bonuses on a quarterly or annual basis based on operating performance, corporate events or other circumstances which in the Compensation Committee’s discretion is warranted.